UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

SUNSHINE BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

333 Las Olas Way

CU4 Suite 433

Fort Lauderdale, FL 33301

(Address of principal executive offices) (zip code)

(954) 330-0684

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective September 24, 2025, Sunshine Biopharma Inc. (the “Company”), dismissed Bush & Associates CPA LLC (“Bush & Associates”), as its independent registered public accounting firm and retained M&K CPAS, PLLC (“M&K”) as its independent auditor. The decision to dismiss Bush & Associates and retain M&K was approved by the unanimous consent of the Company’s board of directors and the Company’s audit committee.

During the Company’s fiscal years ended December 31, 2023 and 2024 and the subsequent interim period through September 24 , 2025, there were (i) no disagreements with Bush & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Bush & Associates, would have caused Bush & Associates to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (ii) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Bush & Associates on the Company’s financial statements as of and for the years ended December 31, 2023 and 2024, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Bush & Associates with a copy of the disclosures in this Current Report on Form 8-K and requested that Bush & Associates furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Bush & Associates agrees with the above statements. As of the date of the filing of this report, no such letter has been received. The Company will file such letter following receipt by amendment to this report.

During the Company’s two most recent fiscal years and in the subsequent interim period through September 24, 2025,  neither the Company nor anyone acting on its behalf consulted with M&K with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Bush & Associates (to be filed by amendment)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2025	SUNSHINE BIOPHARMA INC.

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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